Exhibit 99.1

THIS NEWS RELEASE IS INTENDED FOR DISTRIBUTION IN CANADA ONLY AND IS NOT AUTHORIZED

FOR DISTRIBUTION TO UNITED STATES NEWSWIRE SERVICES OR FOR
DISSEMINATION IN THE UNITED STATES

ATHENA GOLD CORPORATION CLOSES THIRD TRANCHE OF PRIVATE PLACEMENT

VACAVILLE, CA / ACCESSWIRE / December 24, 2024 - Athena Gold Corporation (CSE: ATHA) (OTCQB: AHNR) (“Athena” or the “Company”) is pleased to announce that it has closed a third and final tranche of a non-brokered private placement previously announced on October 3, 2024, as amended December 4, 2024 (the “Offering”), through the issuance of 2,620,000 Units at a price of CDN$0.05 per Unit for gross proceeds of CDN$131,000.

An aggregate of CDN$1,054,000 has been raised under the Offering.

“With our $1M raise behind us, Athena is preparing for an aggressive 2025 focused on making new discoveries. Our Laird Lake project in Red Lake, Ontario has been significantly upgraded following the recent identification of high-grade gold returning up to 373 g/t Au (refer to press release dated December 4, 2024). Meanwhile, we eagerly await results from our recently completed structural mapping program at our Excelsior Springs project in the Walker Lane Trend, Nevada. We continue to work towards revamping the Company following the transformative transaction with Libra, whereby members of Libra are expected to join the Company as we redomicile over to Canada (see press release dated October 1, 2024)” says John Power, CEO.

The Company closed the first tranche of the Offering on October 25, 2024 (refer to press release dated October 28, 2024) through the issuance of 12,000,000 Units at CDN$0.05 per Unit for gross proceeds of CDN$600,000 and the second tranche on December 3, 2024, through the issuance of 6,460,000 Units at CDN$0.05 per Unit for gross proceeds of CDN$323,000 (refer to press release dated December 4, 2024). The Company received approval from the Canadian Securities Exchange on November 8, 2024, to extend closing to December 22, 2024, with a further extension, due to holidays, received on December 18, 2024, to December 31, 2024. This Offering has now closed, and no further tranches will be conducted.

Each Unit consists of one common share in the capital of the Company (a “Common Share”) and one-half of a common share purchase warrant (a “Warrant”). Each whole Warrant is exercisable into one Common Share at a price of CDN$0.12 per Warrant for thirty-six months from the date of issuance, subject to the following acceleration provision. If, at any time after the date that is 4 months and one day after the date of issuance of the Warrants, the average volume-weighted trading price of the Company’s Common Shares on the Canadian Securities Exchange (or such other stock exchange on which the Common Shares may be traded from time to time) is at or above CDN$0.20 per share for a period of 10 consecutive trading days (the “Triggering Event”), the Company may at any time, after the Triggering Event, accelerate the expiry date of the Warrants by giving ten calendar days notice to the holders of the Warrants, by way of a news release, and in such case, the Warrants will expire on the first day that is 30 calendar days after the date on which such notice is given by the Company announcing the Triggering Event.

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Proceeds of the Offering will be used to fund exploration work on the Company’s Excelsior Springs Project located in Nevada, USA, and the Laird Lake and Oneman Lake Projects recently acquired in Ontario, Canada, and for general and administrative expenses, including costs related to its proposed amalgamation and redomicile from Delaware to British Columbia, Canada, with any surplus to provide general working capital and additional exploration.

No finder’s fees were paid in connection with the closing of the third tranche of the Offering.

No insiders participated in the third tranche of the Offering. Certain insiders of the Company have participated in the Offering, of which 4,590,000 Units for proceeds of CDN $229,500 were acquired in the first tranche and an additional 2,200,000 Units for proceeds of CDN $110,000 in the second tranche, totaling 6,790,000 Units for proceeds of CDN $339,500. This constitutes a related party transaction pursuant to Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company relied on Sections 5.5(a) and 5.7(1)(a) of MI 61-101 for an exemption from the formal valuation and minority shareholder approval requirements, respectively, of MI 61-101, as neither the fair market value of the subject matter of nor the fair market value of the Units purchased by the insiders under the Offering exceed 25% of the Company’s market capitalization.

All securities issued in connection with the Offering are subject to a four-month and one-day hold period in Canada and are subject to the applicable United States hold periods.

None of the foregoing securities have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on its projects across North America. Athena’s flagship Excelsior Springs Au-Ag project is located in the prolific Walker Lane Trend in Nevada. Excelsior Springs spans 1,675 ha and covers at least three historic mines along the Palmetto Mountain trend, where the Company is following up on a recent shallow oxide gold discovery, with drill results including 5.35 g/t Au over 33.5 m. Meanwhile, the Company’s new Laird Lake project is situated in the Red Lake Gold District of Ontario, covering 4,158 hectares along more than 10 km of the Balmer-Confederation Assemblage contact, where recent surface sampling results returned up to 373 g/t Au. This underexplored area is road-accessible, located about 10 km west of West Red Lake Gold’s Madsen mine and 34 km northwest of Kinross Gold's Great Bear project.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors
John C. Power
President, Athena Gold Corporation

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For further information, please contact:

Athena Gold Corporation

John C. Power, President
Phone: 707-291-6198
Email: johnpower@athenagoldcorp.com

CHF Capital Markets
Cathy Hume, CEO
Phone: 416-868-1079 x 251
Email: cathy@chfir.com

Forward-Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, "forward-looking statements") within the meaning of applicable Canadian and US. securities laws. All statements, other than statements of historical fact, included herein, including, without limitation, statements regarding future exploration plans, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: "believes", "will", "expects", "anticipates", "intends", "estimates", ''plans", "may", "should", ''potential", "scheduled", or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company's projects in a timely manner. The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various risk factors as disclosed in the final long form prospectus of the Company dated August 31, 2021. Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise.

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